UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): September 10, 2009
RTI International Metals, Inc.
(Exact Name of Registrant as Specified in Its Charter)
Ohio
(State or Other Jurisdiction of Incorporation)

001-14437	52-2115953

(Commission File Number)	(IRS Employer Identification No.)

Westpointe Corporate Center One, 5th Floor 1550 Coraopolis Heights Road Pittsburgh, PA	15108-2973

(Address of Principal Executive Offices)	(Zip Code)
(412) 893-0026
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement.
     On September 10, 2009, RTI International Metals, Inc. (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with Citigroup Global Markets Inc. and FBR Capital Markets & Co., as representatives of the underwriters named therein (the “Underwriters”), with respect to the offering and sale of 6,000,000 shares of common stock of the Company, par value $0.01 per share, plus up to an additional 900,000 shares pursuant to an option granted to the Underwriters to cover over-allotments (the “Shares”). The Underwriting Agreement contains customary representations, warranties and agreements of the Company and customary conditions to closing, indemnification rights and obligations of the parties.
     On September 11, 2009, the Underwriters exercised in full their option to purchase the additional 900,000 shares. The closing of the transactions contemplated by the Underwriting Agreement occurred on September 16, 2009.
     The offering was registered under the Securities Act of 1933, as amended, pursuant to the Company’s shelf registration statement on Form S-3 (File No. 333-161304, the “Registration Statement”). The above description of the Underwriting Agreement is qualified in its entirety by reference to the full text of the Underwriting Agreement. A copy of the Underwriting Agreement is incorporated herein by reference and is attached to this Report on Form 8-K as Exhibit 1.1. In addition, the Underwriting Agreement is incorporated by reference as an exhibit to the Registration Statement.
Item 8.01 Other Events.
     The Opinion and Consent of Buchanan Ingersoll & Rooney PC as to the validity of the Shares offered and sold pursuant to the Registration Statement are each filed herewith and are each incorporated by reference into the Registration Statement.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit 1.1	Underwriting Agreement dated September 10, 2009, among RTI International Metals, Inc. and Citigroup Global Markets Inc. and FBR Capital Markets & Co., as representatives of the several underwriters named in Schedule 1 thereto.

Exhibit 5.1	Opinion of Buchanan Ingersoll & Rooney PC as to the validity of the Shares.

Exhibit 23.1	Consent of Buchanan Ingersoll & Rooney PC (contained in Exhibit 5.1).

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RTI INTERNATIONAL METALS, INC.
Date: September 16, 2009	By:	/s/ William T. Hull
William T. Hull
Senior Vice President and Chief Financial Officer (principal accounting officer)

Exhibit Index

Exhibit 1.1	Underwriting Agreement dated September 10, 2009, among RTI International Metals, Inc. and Citigroup Global Markets Inc. and FBR Capital Markets & Co., as representatives of the several underwriters named in Schedule 1 thereto.

Exhibit 5.1	Opinion of Buchanan Ingersoll & Rooney PC as to the validity of the Shares.

Exhibit 23.1	Consent of Buchanan Ingersoll & Rooney PC (contained in Exhibit 5.1).